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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                               ---------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): September 2, 2004

                            GARDNER DENVER, INC.
             (Exact Name of Registrant as Specified in Charter)

           DELAWARE                       1-13215               76-0419383
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)

                           1800 GARDNER EXPRESSWAY
                           QUINCY, ILLINOIS 62301
            (Address of Principal Executive Offices and Zip Code)

                               (217) 222-5400
            (Registrant's Telephone Number, Including Area Code)

                               NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         | | Soliciting material pursuant to Rule 14a-12 under the Exchange
             Act (17 CFR 240.14a-12)

         | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On September 1, 2004, Gardner Denver, Inc. (the "Company") completed its acquisition of nash_elmo Holdings, LLC ("nash_elmo"), a leading global manufacturer of industrial vacuum pumps.

         nash_elmo's primary manufacturing locations are located in Bad Neustadt and Nuremberg, Germany; Zibo, China; Campinas, Brazil; and Trumbull, Connecticut. nash_elmo also has other locations around the world to support sales, customer service, distribution and the packaging of vacuum pump systems.

         nash_elmo was owned, directly and indirectly, by various investment entities managed by Audax Private Equity, The Nash Engineering Company and certain management employees of nash_elmo. Neither Audax Private Equity, The Nash Engineering Company nor any such management employee has any material relationship, other than with respect to the acquisition of nash_elmo, with the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

         The purchase price paid by the Company in the transaction was $223.5 million. The Company funded the acquisition with cash and the assumption of $10.5 million in debt. This amount is subject to post-closing adjustment.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

         On September 1, 2004, the Company entered into a $375 million amended credit agreement with a syndicate of fifteen banks, including J.P. Morgan Securities, Inc., which served as lead arranger. This agreement provided the Company with access to a senior secured credit facility, including a $150 million five-year term loan and a $225 million five-year revolving credit line. The senior secured credit facility was used to fund the nash_elmo acquisition and to refinance the outstanding balances on the Company's existing senior credit facilities of approximately $50 million. Up to $95 million remains available under the revolving credit facility for general corporate purposes, including capital expenditures and business acquisitions. The interest rates under the facility vary and are based on the prime rate, the federal funds rate and/or LIBOR for the applicable currency, and the Company's ratio of debt to adjusted income. Based on the current one-month LIBOR rate, the initial interest rate for borrowings under the credit facility was approximately 3.7%. The credit agreement includes standard financial covenants and other customary terms and conditions for senior secured credit facilities of this type.

ITEM 7.01.        REGULATION FD DISCLOSURE.

         On September 1, 2004, the Company issued a press release announcing that its acquisition of nash_elmo had been completed and that it had entered into an amended and restated $375 million credit agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.

                  To be filed by amendment within the period specified in Form S-K, Item 9.01(a)(4).

         (b)      Pro Forma Financial Information.

                  To be filed by amendment within the period specified in Form S-K, Item 9.01(b)(2).

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                  2.1 Agreement and Plan of Merger dated July 28, 2004 by and among Gardner Denver, Inc., Neptune Holdings I, Inc, nash_elmo Holdings LLC and Audax Vacuum Corp.

                  2.2 Amendment to Agreement and Plan of Merger dated September 1, 2004 by and among Gardner Denver, Inc., Neptune Holdings I, Inc, nash_elmo Holdings LLC and Audax Vacuum Corp.

                  2.3 Agreement and Plan of Merger dated July 28, 2004 by and among Gardner Denver, Inc., Neptune Holdings II, Inc. and nash_elmo Corp.

                  2.4 Amendment to Agreement and Plan of Merger dated July 28, 2004 by and among Gardner Denver, Inc., Neptune Holdings II, Inc. and nash_elmo Corp.

                  2.5 Escrow Agreement dated September 1, 2004 by and among Gardner Denver, Inc., Wells Fargo Bank, National Association, as escrow agent, and Audax Vacuum Corp.

                  2.6               Form of Transmittal Letter and
                                    Agreement.

                  10.1 Amended and Restated Credit Agreement dated September 1, 2004 by and among Gardner Denver, Inc., J.P. Morgan Securities, Inc., as lead arranger, and the other lenders named therein.

                  99.1              Press release issued September 1, 2004.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2004               GARDNER DENVER, INC.


                                       By: /s/ Helen W. Cornell
                                          -------------------------------------
                                          Helen W. Cornell, Vice President,
                                          Finance and Chief Financial Officer




EXHIBIT INDEX



         EXHIBIT NO.                         DESCRIPTION
         -----------                         -----------

         2.1 Agreement and Plan of Merger dated July 28, 2004 by and among Gardner Denver, Inc., Neptune Holdings I, Inc, nash_elmo Holdings LLC and Audax Vacuum Corp.

         2.2 Amendment to Agreement and Plan of Merger dated September 1, 2004 by and among Gardner Denver, Inc., Neptune Holdings I, Inc, nash_elmo Holdings LLC and Audax Vacuum Corp.

         2.3 Agreement and Plan of Merger dated July 28, 2004 by and among Gardner Denver, Inc., Neptune Holdings II, Inc. and nash_elmo Corp.

         2.4 Amendment to Agreement and Plan of Merger dated July 28, 2004 by and among Gardner Denver, Inc., Neptune Holdings II, Inc. and nash_elmo Corp.

         2.5 Escrow Agreement dated September 1, 2004 by and among Gardner Denver, Inc., Wells Fargo Bank, National Association, as escrow agent, and Audax Vacuum Corp.

         2.6               Form of Transmittal Letter and Agreement.

         10.1 Amended and Restated Credit Agreement dated September 1, 2004 by and among Gardner Denver, Inc., J.P. Morgan Securities, Inc., as lead arranger, and the other lenders named therein.

         99.1              Press release issued September 1, 2004.